UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 16, 2007

IRIDEX CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-27598	77-0210467
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1212 Terra Bella Avenue
Mountain View, California 94043
(Address of principal executive offices, including zip code)
(650) 940-4700
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02 Termination of a Material Definite Agreement
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1

Item 1.02	Termination of a Material Definite Agreement
On October 19, 2007, IRIDEX Corporation (the “Company”) and Barry G. Caldwell entered into a Separation Agreement and Release (the “Separation Agreement”) pursuant to Mr. Caldwell’s resignation, described more fully in Item 5.02 below. The Separation Agreement effectively terminates the Change of Control and Severance Agreement between Mr. Caldwell and the Company dated July 5, 2005, described more fully in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 8, 2005 and incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
(b)
          Resignation of Barry G. Caldwell
On October 16, 2007, Barry G. Caldwell resigned as the Company’s President and Chief Executive Officer and as a member of the Company’s Board of Directors (the “Board”), effective as of such date. Pursuant to his resignation Mr. Caldwell entered into the Separation Agreement. The Separation Agreement releases the Company from any and all claims relating to or arising from Mr. Caldwell’s employment relationship with the Company and the termination of such relationship. The Separation Agreement extends the vesting period of Mr. Caldwell’s options under his stock options agreement pursuant to the Company’s 1998 Stock Option Plan, dated July 5, 2005, and the Caldwell Inducement Grant Stock Option Agreement, dated July 5, 2005 (together the “Options Agreements”) until November 5, 2007, at which time Mr. Caldwell will have vested in 175,002 options. The Separation Agreement also extends the exercise period during which Mr. Caldwell can exercise the stock options governed by the Options Agreements until April 19, 2009, eighteen months from the date of the Separation Agreement.
(c)
          Appointment of Theodore A. Boutacoff as President and CEO
On October 16, 2007, the Board appointed Theodore A. Boutacoff, age 60, to serve as the Company’s President and Chief Executive Officer. Mr. Boutacoff currently serves as the Chairman of the Board and had served as senior principal advisor to the Company’s Chief Executive Officer since 2005. Mr. Boutacoff co-founded the Company and served as its President and Chief Executive Officer from February 1989 to July 2005 and has been a member of its Board since February 1989. Mr. Boutacoff received a B.S. in Civil Engineering from Stanford University.
Mr. Boutacoff will receive no additional compensation, grant or award pursuant to his appointment as President and Chief Executive Officer.
A copy of the press release announcing Mr. Caldwell’s resignation and Mr. Boutacoff’s appointment is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
(e)
          Separation Agreement with Barry G. Caldwell
Reference is made to discussion in Item 5(b) above.

Item 9.01.	Financial Statements and Exhibits
(d)     Exhibits.

Exhibit
Number	Description
99.1	Press release dated October 17, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRIDEX CORPORATION
By:	/s/ Theodore A. Boutacoff
	Name:	Theodore A. Boutacoff
	Title:	President and Chief Executive Officer

Date: October 22, 2007

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press release dated October 17, 2007.